UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2021

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Larimer Street, #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 23, 2021, Akerna Corp., a Delaware corporation (the “Company”), entered into an Equity Distribution Agreement (the “Agreement”) with Oppenheimer & Co. Inc. (“Oppenheimer”) and A.G.P./Alliance Global Partners (together with Oppenheimer, the “Sales Agents”).  Pursuant to the terms of the Agreement, the Company may offer and sell (the “Offering”) from time to time through the Sales Agents, as the Company’s sales agent, up to $25 million of shares of the Company’s common stock, par value $0.0001 per share (the “Shares”).  Sales of the Shares, if any, may be made in sales deemed to be “at the market offerings” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended. The Sales Agents are not required to sell any specific number or dollar amount of Shares, but will act as a sales agent using commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules, and regulations and the rules of The Nasdaq Capital Market, on mutually agreed terms between the Sales Agents and the Company. The Sales Agents will receive from the Company a commission of 3.0% of the gross proceeds from the sales of Shares by such Sales Agent pursuant to the terms of the Agreement. Net proceeds from the sale of the Shares will be used for general corporate purposes.

The offering of Shares pursuant to the Agreement will terminate upon the earliest of (i) the sale of all Shares subject to the Agreement, and (ii) the termination of the Agreement pursuant to its terms.

The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-256878) filed on June 8, 2021, which became effective on June 16, 2021, and the prospectus supplement thereto dated July 23, 2021.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

5.1*	Dorsey & Whitney LLP

10.1*	Equity Distribution Agreement dated July 23, 2021

23.1*	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

* - Incorporated by reference as an exhibit to the Company’s Registration Statement on Form S-3 (File No. 333-256878)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 23, 2021	AKERNA CORP.

	By:	/s/ John Fowle
		Name:	John Fowle
		Title:	Chief Financial Officer

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